                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 22, 1994
                     ------------------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
                    --------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                          1-7377              94-1681731
   ----------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
- ----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                                 415-622-3530
- -----------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

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     Item 5.  Other Events.
              ------------

     Attached hereto are exhibits which may be used from time to time by the Corporation in connection with offerings under its registration statement on Form S-3 (File No. 33-54385).


     Item 7.  Financial Statements, Pro Forma
              -------------------------------
              Financial Information and Exhibits
              ----------------------------------

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits

       Exhibit Number                 Description
       --------------                 -----------
          4.4(a)          Form of Registered Medium-Term Note

          8               Raymond W. McKee tax opinion letter

          23.4            Consent of Raymond W. McKee is
                          contained in his opinion filed as
                          Exhibit 8 to this Form 8-K

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                      --------------------------
                                            (Registrant)



Date:  August 22, 1994
                                    By /s/ JAMES H. WILLIAMS
                                       -----------------------
                                           James H. Williams
                                       Executive Vice President


                                 EXHIBIT INDEX



       Exhibit Number                    Description
       --------------                    -----------
          4.4(a)            Form of Registered Medium-Term Note

          8                 Raymond W. McKee tax opinion letter

          23.4              Consent of Raymond W. McKee is
                            contained in his opinion filed as
                            Exhibit 8 to this Form 8-K